UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2016
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HENNESSY CAPITAL ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

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Delaware (State or Other Jurisdiction of Incorporation)	001-37509 (Commission File Number)	47-3913221 (IRS Employer Identification No.)

700 Louisiana Street, Suite 900 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 300-8242

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 31, 2016, Hennessy Capital Acquisition Corp. II (“Hennessy Capital” or “Company”) announced that it has established a record date of June 6, 2016 and a meeting date of June 29, 2016 for and in advance of its special meeting in lieu of the 2016 annual meeting of stockholders to be held with respect to its proposed business combination (the “Business Combination”) with USI Senior Holdings, Inc. (“USI”) pursuant to the Agreement and Plan of Merger, dated as of April 1, 2016, by and among the Company, its wholly-owned subsidiary, HCAC II, Inc., USI, and North American Direct Investment Holdings, LLC, solely in its capacity as the Stockholder Representative, and the transactions contemplated thereby, which provides for the acquisition by Hennessy Capital of all of the outstanding capital stock of USI through a merger of HCAC II, Inc. with and into USI, with USI surviving such merger as a direct wholly owned subsidiary of the Company. USI, through its subsidiaries, conducts its business under the “United Subcontractors, Inc.” name. Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01 is a copy of the press release issued May 31, 2016 announcing the establishment of the June 6, 2016 record date and the June 29, 2016 meeting date for the special meeting of Hennessy Capital stockholders.

Additional Information About the Business Combination and Disclaimer

The proposed Business Combination will be submitted to stockholders of the Company for their consideration. The Company has filed with the Securities and Exchange Commission (the “SEC”) an amended preliminary proxy statement on May 16, 2016 and intends to file with the SEC a definitive proxy statement in connection with the Business Combination and other matters and will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve, among other things, the Business Combination because these documents will contain important information about the Company, USI and the Business Combination. Stockholders may also obtain a copy of the proxy statement as well as other documents filed with the SEC that will be incorporated by reference in the proxy statement, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Hennessy Capital Acquisition Corp. II, Attn: Nicholas A. Petruska, Executive Vice President, Chief Financial Officer and Secretary, 700 Louisiana Street, Suite 900, Houston, Texas, 77002 or by telephone at (713) 300-8242. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the proposed Business Combination. Information regarding the Company’s directors and executive officers is available in the Company’s preliminary proxy statement filed by the Company with the SEC on May 16, 2016. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the proxy statement and which can be obtained free of charge from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description
99.1	Press Release dated May 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2016	HENNESSY CAPITAL ACQUISITION CORP. II

	By:	/s/ Daniel J. Hennessy
	Name:	Daniel J. Hennessy
	Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Description
99.1	Press Release dated May 31, 2016.